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                                  EXHIBIT 10.2

                              EMPLOYMENT AGREEMENT

This Agreement, is effective as of the 1st day of November, 1994 (the "Effective Date"), and is by and between NATURE'S SUNSHINE PRODUCTS, INC., a Utah Corporation, having its principal place of business in Provo, Utah ("NSP"), and ALVIN B. SEGELMAN the undersigned individual ("Employee").

                                    RECITALS

WHEREAS, NSP is in the business of (i) manufacturing and selling numerous consumer products and services, including but not limited to herbs, vitamins, minerals, health foods, food supplements, skin care products and other health-related products, and (ii) distribution of products and services by the method of multilevel marketing/direct sales distribution;

WHEREAS, Employee has been employed by NSP since SEPTEMBER 17, 1990 and

WHEREAS, both NSP and Employee desire to embody the terms and conditions of Employee's employment in a written agreement which shall supersede and revoke any and all prior agreements of employment, whether written or oral.

NOW, THEREFORE, in consideration of the mutual agreements herein contained, the parties hereby agree as follows:

                               GENERAL PROVISIONS

1. EMPLOYMENT: NSP hereby employs Employee and Employee hereby agrees to serve NSP as VICE PRESIDENT-HEALTH SCIENCES. Employee shall devote Employee's full time and efforts to NSP during the term of Employee's employment and shall act with complete loyalty to NSP.

     NSP may assign Employee such additional or substitute titles and duties as NSP shall determine in its sole discretion. Employee shall at all times act in a professional manner. Employee shall perform the duties set forth in Exhibit "A", attached hereto, and such other duties as NSP may specify, in a competent and responsible manner and to NSP's reasonable satisfaction. Employee agrees to abide by the policies and procedures as may be set forth in handbooks, manuals and other materials provided by NSP.

2. TERM: The term of Employee's employment shall be twelve months, and shall hereinafter be referred to as the "Initial Term." The Initial Term shall begin as of the Effective Date. Unless and until Employee's employment with NSP is terminated by NSP or Employee for any reason or no reason, at the end of the Initial Term this Agreement shall automatically be renewed and extended for additional periods of twelve months each and Employee's employment with NSP shall continue during the extended period.

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3.   COMPENSATION:

     (a) BASE SALARY: As compensation, NSP shall pay Employee a base salary of $108,000 per year ("Base Salary"). Base Salary shall be paid according to NSP's payroll schedule.

     (b) DISCRETIONARY BONUS: Employee shall also be eligible to participate in the executive bonus program or any successor program (the "EBP"). Payment of any bonus under the EBP is in NSP's sole discretion according to the then current practice and criteria established by NSP.

     (c) EMPLOYEE'S BENEFITS: Until Employee's employment is terminated, Employee shall be entitled to all standard employee benefits then in effect for employees of NSP holding comparable titles or positions (the "Benefits").

4.   TERMINATION:

     (a) DISCRETIONARY TERMINATION BY NSP: NSP may terminate Employee's employment at will, subject to this Agreement and NSP's obligation to pay Severance Pay to Employee as provided in Section 5.

     (b) DISCRETIONARY TERMINATION BY EMPLOYEE: Employee may terminate Employee's employment by giving NSP at least two weeks' notice of said resignation.

     (c) TERMINATION FOR CAUSE BY NSP: Notwithstanding anything in this Agreement, during the Initial Term and thereafter NSP may terminate Employee's employment immediately for Cause. For purposes of this Agreement, "Cause" shall include (i) material breach by Employee of this Agreement, (ii) performance by Employee deemed unsatisfactory to NSP acting reasonably, provided NSP's expectations for specific improvement are communicated to Employee in writing with a ninety day probation period allowed for the requisite improvement, (iii) Employee's dishonesty or violation of company rules by Employee including that certain Confidentiality Agreement by and between NSP and Employee, or (iv) Employee's conviction of or entrance of a plea of NOLO CONTENDERE to a felony or to any other crime punishable by incarceration.

     (d) TERMINATION UPON DEATH OR INCAPACITY OF EMPLOYEE: Employee's employment with NSP shall, at the exclusive election of NSP, terminate upon the death or Incapacity of Employee. For purposes of Sections 4 and 5, termination of Employee's employment by reason of Employee's death or Incapacity shall be considered termination of Employee's employment by NSP WITHOUT Cause and Employee shall receive the Severance Pay, if any, pursuant to Section 5.

     (e) DEFINITION OF INCAPACITY: In this Agreement, "Incapacity" shall mean that Employee is for a period of 95 consecutive days or more, unable to perform Employee's duties effectively, for reasons such as emotional, mental or physical

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          illness, deficiency or disability.  In this Agreement, if any question arises as to the "Incapacity" of Employee, NSP shall promptly engage three physicians who are members of the American Medical Association to examine Employee and determine if Employee is able to perform the duties of Employee's employment with NSP. In the event Employee appears to have mental capacity to act, one of said three physicians shall be selected by Employee, one shall be selected by NSP, and one shall be selected by the other two physicians. The decision of the three physicians shall be conclusive for all purposes of this Agreement.

5.   EFFECT OF TERMINATION ON COMPENSATION:

     (a) DISCRETIONARY TERMINATION BY NSP: If Employee's employment is terminated by NSP WITHOUT CAUSE, Employee shall be entitled to receive as severance pay ("Severance Pay") the following: (i) an amount equal to Base Salary for the twelve (12)) months from the date of termination (the "Severance Pay Period") and (ii) continuation of any coverage in effect at the date of termination for Employee and his or her family at NSP's expense under NSP's major medical and life insurance plans during the Severance Pay Period.

     (b) NON-RENEWAL BY NSP WITHOUT CAUSE; DEATH; INCAPACITY: If NSP WITHOUT CAUSE does NOT renew Employee's employment at the end of the Initial Term, or the end of any employment period thereafter, or if Employee's employment is terminated by reason of Employee's death or Incapacity, then Employee (or Employee's estate or designated beneficiary, as the case may be) shall receive Severance Pay for the applicable Severance Pay Period.

     (c)  TERMINATION BY EMPLOYEE; TERMINATION OR NON-RENEWAL BY NSP FOR CAUSE:
          If Employee's employment is (i) terminated by Employee, or (ii) terminated for Cause or for Cause not renewed by NSP, Employee shall receive only Employee's Base Salary and the Benefits earned through the date of such termination.

     (d) PAYMENT: At the option of NSP, Severance Pay may be distributed in a lump sum or in regular biweekly checks over the Severance Pay Period. Any Severance Pay is subject to required payroll deductions and withholdings.

     (e) LIMITATION: Except as provided in this Section 5, Employee shall not be entitled to any further or other Severance Pay, Base Salary, Benefits, compensation, damages or other amounts. Employee understands and agrees that notwithstanding anything in this Agreement, NSP's obligation to pay any Base Salary, benefits or Severance Pay after termination of employment depends upon Employee's compliance with the agreements and covenants of Sections 6 through 9. EXCEPT AS OTHERWISE EXPRESSLY PROVIDED IN THIS AGREEMENT, EMPLOYEE SHALL NOT RECEIVE ANY HEALTH OR LIFE INSURANCE COVERAGE AFTER THE DATE OF TERMINATION, EXCEPT COBRA BENEFITS, IF ANY, AS AND TO THE EXTENT PRESCRIBED BY LAW.

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                                PROTECTION OF NSP

6.   NONCOMPETITION AND NONSOLICITATION:

     (a) DEFINITIONS: In this Section 6, the "Restricted Territory" shall mean the United States and any country where (on the date the notice terminating Employee's employment is received) NSP is doing business or planning to do business within the next year through a subsidiary or joint venture. In this Section 6, the "Restrictive Period" shall mean the period (i) COMMENCING with the Effective Date, and (ii) ENDING one year after the later of (x) the date of termination of Employee's employment (whether or not employment is terminated by NSP or Employee, or for Cause or otherwise), or (y) the date of final payment of Severance Pay was paid to Employee (or would have been paid but for a breach of this Agreement by Employee or for Cause termination of Employee's employment).

     (b) EMPLOYEE NONCOMPETITION AND NONSOLICITATION COVENANTS: Employee hereby covenants and agrees that Employee shall not, directly or indirectly, in the Restricted Territory during the Restricted Period, do any of the following:

          (i) own an interest in (other than less than one percent of a publicly traded company), operate, join, control, participate in or be a distributor, agent, consultant, independent contractor, employee, officer, director, partner, principal or shareholder of ANY INDIVIDUAL, PERSON OR ENTITY HAVING A MAJORITY OF ITS GROSS SALES FROM DISTRIBUTION OF HERBS AND/OR VITAMINS;

          (ii) plan for or organize any business which competes or would compete with ANY HERB OR VITAMIN PRODUCT OF NSP, or combine with any other employee or representative of NSP to organize any such competitive business;

          (iii) solicit, induce or influence (or seek to induce or influence) any person under contract with NSP (including any associate or distributor of NSP) to terminate or alter his or her relationship with NSP; or

          (iv) solicit any customer of NSP where the identity or any significant information about such customer was or is Confidential Information of NSP (as such term is defined in that certain Confidentiality Agreement by and between Employee and NSP).

     (c) EXTENSION OF RESTRICTIVE PERIOD: Employee agrees that NSP, in its sole discretion, may extend the Restrictive Period and the foregoing restrictive covenants in Section 6(b) for up to an additional year.
          To do so, NSP must (i) give Employee at least ninety days prior notice of its intention to extend the restrictive covenant, and (ii) pay Employee an amount equal to the Base Salary for and during the period of such extension. Any such payments shall be paid according to NSP's regular payroll schedule.

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     (d)  INTENTIONS:  It is the intention of the parties that the foregoing restrictive covenant be enforced as written, and, in any other event, enforced to the greatest extent (but to no greater extent) in time, territory and degree of participation as permitted by applicable law.

7. NON-DISPARAGEMENT: Employee hereby also covenants not to disparage, orally or in writing, NSP or its management (including NSP's products, practices and policies) to any NSP employee, associate, distributor or member of the public or press. Employee understands and agrees that Employee may lose any right to Severance Pay if Employee breaches this covenant not to disparage.

8. ACKNOWLEDGEMENT: Employee acknowledges that Employee's covenants and agreements in Sections 6 and 7 are reasonable and necessary to protect the legitimate interests and Confidential Information of NSP. Employee acknowledges that Section 6 is not so broad as to prevent Employee from earning a livelihood or practicing Employee's chosen profession after termination of Employee's employment. The parties acknowledge and agree that the compensation and benefits provided for under this Agreement are in substantial part consideration for Employee's covenants in Sections 6 and 7.

9. ENFORCEMENT: For any breach of Section 6, 7, 8 or 9, Employee agrees that NSP is entitled to equitable and other injunctive relief which may include, but shall not be limited to restraining Employee from rendering any service or performing or participating in any activity in breach of this Agreement. However, no remedy available under this Agreement (including this Section
     9) is intended to be exclusive of any other remedy, and each and every remedy shall be cumulative and shall be in addition to every other available remedy or now hereafter existing at law or in equity, by statute or otherwise.

                                  MISCELLANEOUS

10. ENTIRE AGREEMENT: This Agreement (including the recitals and Exhibit "A", attached hereto) sets forth the entire agreement and understanding between Employee and NSP and cannot be modified or altered, nor can any provision hereof be waived, except in writing signed by Employee and a duly authorized officer of NSP.

11. INTERPRETATION: The Section and other headings in this Agreement are for reference only and shall not affect the construction of this Agreement. Whenever the context requires, the singular shall include the plural, the plural shall include the singular, and the whole shall include any part thereof.

12. INVALIDITY OF PROVISION: If any provisions in this Agreement are held invalid, illegal or unenforceable in any respect for any reason, such invalid, illegal or unenforceable provision(s) shall be limited, construed or eliminated to the extent necessary to remove such invalidity, illegality or unenforceability and the other provisions of this Agreement shall not be affected thereby.

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13.  BINDING EFFECT:  This Agreement shall inure to the benefit of and be binding upon Employee and Employee's heirs and personal representatives, and upon NSP and its successors and assigns. Employee's covenants and agreements of Sections 6 through 9 shall survive the termination of Employee's employment by any means, reason or party.

14. WAIVER: No waiver of any provision of this Agreement shall constitute a waiver of any other provision, whether or not similar, nor shall any waiver constitute a continuing waiver.

15. NOTICE: Any notice given under this Agreement shall be in writing and shall be sufficient if personally delivered or sent by registered or certified mail and addressed, if to Employee, to Employee's address set forth in NSP's records, or if to NSP, to its principal office. Such notice shall be deemed given when delivered if delivered personally, or, if sent by registered or certified mail, at the earlier of actual receipt or three days after mailing in United States mail, addressed as aforesaid with postage prepaid.

16. GOVERNING LAW: This Agreement shall be governed by the laws of the State of Utah and any litigation arising out of it shall be conducted in applicable state courts located in Utah County or federal courts located in Salt Lake County, Utah. The parties expressly consent to such jurisdiction and venue.

AGREED TO AND ACCEPTED AS OF THE DATE FIRST ABOVE WRITTEN:


Employee:                               Employer:

ALVIN B. SEGELMAN                       NATURE'S SUNSHINE PRODUCTS, INC.



___________________________________     By __________________________________
Signature


                                        Name ________________________________
                                        Title _______________________________

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                            SCHEDULE TO EXHIBIT 10.2

The following sets forth the material differences between the filed agreement and the omitted agreements


- --------------------------------------------------------------------------------
- --------------------------------------------------------------------------------
      NAME                      POSITION                    SALARY        TERM
- --------------------------------------------------------------------------------
Alan D. Kennedy            President & C.E.O.              $250,000      1 year
- --------------------------------------------------------------------------------
Brent F. Ashworth          Vice President - Legal           100,200      1 year
- --------------------------------------------------------------------------------
Alvin B. Segelman          Vice President - Health          108,000      1 year
(FILED EXHIBIT)            Sciences
- --------------------------------------------------------------------------------
Eugene Hughes              Senior Vice President            125,500      1 year
- --------------------------------------------------------------------------------
Dale G. Lee                Vice President - Sales           116,000      1 year
- --------------------------------------------------------------------------------
Bruno Vassel III           Vice President -                  96,000      1 year
                           Human Resources
- --------------------------------------------------------------------------------
Joseph A. Speirs           Vice President -                 104,500      1 year
                           Marketing
- --------------------------------------------------------------------------------
William E. Spears          Chief Operating                  150,000      1 year
                           Officer
- --------------------------------------------------------------------------------
Dilip G. Bhatia            Vice President -                 100,000      1 year
                           R & D/Q.A.
- --------------------------------------------------------------------------------
David K. Shunick           Vice President -                 100,000      1 year
                           Operations
- --------------------------------------------------------------------------------
Douglas Faggioli           Vice President -                 123,500      1 year
                           Finance, Chief
                           Financial Officer
- --------------------------------------------------------------------------------
- --------------------------------------------------------------------------------